Loans receivable	12 Months Ended
Dec. 31, 2015
Loans receivable [Abstract]
Loans receivable
5.	Loans receivable

The following is a summary of loans receivable:

	As of December 31,
	2014	2015
	RMB	RMB
Entrusted loans	15,500	3,600
Convertible loan	-	549,145
Total	15,500	552,745

On July 22, 2015, the Group made a convertible loan investment of RMB558 million (the “Convertible Loan”) in BabyTree Inc. and its subsidiaries and VIE in PRC (collectively, “BabyTree”).

According to the terms of the Convertible Loan, the Convertible Loan bears no interest for the period before July 22, 2016 (the “Maturity date”), however, if the loan is not repaid at maturity on time, 12% per annum would be charged for the loan outstanding period. On or prior to the Maturity Date, if BabyTree completes its restructuring, the Group shall convert all outstanding loan balance into 11.6% equity interests in BabyTree's Chinese operation entity, subject to certain protective conversion price adjustments provisions (the “Conversion Features”). In case the proposed restructuring is not completed before the Maturity Date, the Group has the option to convert all or a portion of the outstanding balance of the Convertible loan to shares in BabyTree Inc. (Cayman). In addition the Group has the right to make an additional RMB186 million loan under the same terms to Babytree at the end of 2015 (the “Call Option”), and if certain sales targets are not met by Babytree before the end of 2015, the Group has the right to demand early repayment of RMB186 million of loan balance (the “Put Option”). On March 16, 2016, the Group and BabyTree entered into a supplemental agreement to exercise the Put Option and the Group received RMB186 million of repayment from BabyTree. In addition to the loan arrangements, the Group had also entered into framework agreements outlining business cooperation with BabyTree, whereby the Group sell certain cosmetics and baby care products through BabyTree's mobile apps and online platform.

The Conversion Features and the Put Option were considered as embedded derivatives that do not meet the criteria to be bifurcated and were accounted for together with the loan receivable. The Call Option was considered as a freestanding derivative and is accounted for at fair value. As such, the initial fair value of RMB16,000 of the Call Option was first allocated out from the initial Convertible Loan and recorded as a freestanding derivative instrument. The Call Option expired at the end of 2015 without exercise. As such, the Call Option value was written down to zero and recorded as a loss included in others, net.

The difference of RMB16,000 between the carrying value and face value of the Convertible Loan was treated as a discount on Convertible Loan and is amortized and recognized as interest income using the effective interest method.

To estimate the fair value of the Call Option, the Company used the Monte Carlo Simulation Model ("Binomial-Model"), which is based on the fair value of invested capital evaluated by market approach. The significant inputs for the valuation model included the following:

Transaction date
Risk free rate of interest	2.38%
Dividend Yield	0%
Maturity Date	2015/12/31
Volatility	55%

The allocation and movement of the Convertible Loan is as following:

RMB
Initial investment amount	558,000
Allocation to Call Option	(16,000)
Recognized the interest income	7,145
Total	549,145